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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 26, 2005


                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


             BERMUDA                     000-49887               980363970
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


     2ND FL. INTERNATIONAL TRADING CENTRE
                    WARRENS
                  PO BOX 905E
             ST. MICHAEL, BARBADOS                          N/A
   (Address of principal executive offices)              (Zip Code)


                                 (246) 421-9471
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 26, 2005, the Company issued a press release announcing that James C. Flores is being appointed to its Board of Directors. Mr. Flores became a Class III Director of the Company on January 25, 2005 and the Company expects that he will be elected as a member of its Compensation and Governance and Nominating Committees at the next regularly scheduled Board meeting. There is no arrangement or understanding between Mr. Flores and any other person pursuant to which he was selected as a director. During 2004, the Company provided drilling and logistical services to Plains Exploration & Production Company ("Plains"). The drilling and logistical services were provided by the Company to Plains at prevailing market rates. Amounts received for such services from Plains represented approximately 0.38% of the Company's consolidated operating revenues. Amounts received for such revenues represented approximately 1.7% of Plains' gross revenues. A copy of the Company's press release announcing Mr. Flores's appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits (numbered in accordance with Item 601 of Regulation S-K).

                  EXHIBIT NO.               DOCUMENT DESCRIPTION

                  99.1                      Press release issued by the Company
                                            on January 26, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NABORS INDUSTRIES LTD.


Date:  January 31, 2005                     By: /s/ Daniel McLachlin
                                                --------------------------------
                                                Daniel McLachlin
                                                Vice President-Administration &
                                                Secretary



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                                  EXHIBIT INDEX

Exhibit No.           Description

99.1                  Press Release issued by Nabors Industries Ltd. on
                      January 26, 2005.